UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2023

Commission File Number 000-18730

DARKPULSE, INC.

(Exact name of small business issuer as specified in its charter)

Delaware	87-0472109
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

815 Walker Street, Suite 1155, Houston, TX 77002

(Address of principal executive offices)

800-436-1436

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

As previously disclosed, DarkPulse, Inc., a Delaware corporation (“DarkPulse” or the “Company”) announced a proposed business combination (the “Business Combination”) between DarkPulse and Global System Dynamics, Inc., a Delaware corporation (“GSD”). DarkPulse entered into a Business Combination Agreement, dated as of December 14, 2022 (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by, between, and among DarkPulse, Zilla Acquisition Corp., a wholly-owned subsidiary of GSD, and GSD. The Business Combination was unanimously approved by DarkPulse’s board of directors on December 14, 2022.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is an investor presentation that will be used to discuss the Business Combination with certain of DarkPulse’s stockholders and other persons interested in purchasing GSD’s securities in connection with the Business Combination.

GSD has filed with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 and joint preliminary proxy statement (the “Registration Statement”) in connection with the Business Combination. The Registration Statement contains information about the Business Combination, including a business overview of each of the Company and GSD, certain terms of the Business Combination, pro-forma financial information and risk factors related to the Business Combination.

The information set forth in this Item 7.01, including the exhibit attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

Additional Information

In connection with the Business Combination, GSD has filed with the SEC the Registration Statement. The Company will mail a definitive proxy statement/final prospectus and other relevant documents to its stockholders. This communication is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that the Company will send to its stockholders in connection with the Business Combination. Investors and security holders of the Company are advised to read, when available, the proxy statement/prospectus in connection with the Company’s solicitation of proxies for its special meeting of stockholders to be held to approve the Business Combination (and related matters) because the proxy statement/prospectus will contain important information about the Business Combination and the parties to the Business Combination. The definitive proxy statement/final prospectus will be mailed to stockholders of the Company as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: DarkPulse, Inc., Attention: Dennis O’Leary, Chief Executive Officer, 815 Walker St., Suite 1155, Houston, TX 77002.

Participants in the Solicitation

The Company and its respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of the Company’s directors and officers in the Company’s filings with the SEC, including the Registration Statement filed with the SEC by GSD, which includes the proxy statement for the Business Combination, and such information and names of GSD’s directors and executive officers is also in the Registration Statement filed with the SEC by GSD, which includes the proxy statement of GSD for the Business Combination.

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GSD and its respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of GSD’s stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of GSD’s directors and officers in GSD’s filings with the SEC, including the Registration Statement filed with the SEC by GSD, which includes the proxy statement for the Business Combination, and such information and names of the Company’s directors and executive officers is also in the Registration Statement filed with the SEC by GSD, which includes the proxy statement the Company for the Business Combination.

Forward Looking Statements

Certain statements made herein that are not historical facts are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, the Company’s and GSD’s expectations with respect to the proposed business combination between the Company and GSD, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the implied valuation of the Company, the products and services offered by the Company and the markets in which it operates, and the projected future results of the Company. Words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “would,” “will likely result,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s and GSD’s control and are difficult to predict. Factors that may cause actual future events to differ materially from the expected results, include, but are not limited to: (i) the risk that the business combination transaction between the Company and GSD may not be completed in a timely manner or at all, which may adversely affect the price of the securities of the Company and GSD, (ii) the risk that the transaction may not be completed by GSD’s business combination deadline, even if extended by its sponsor, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the BCA by the stockholders of the Company and GSD, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the BCA, (v) the receipt of an unsolicited offer from another party for an alternative transaction that could interfere with the business combination, (vi) the effect of the announcement or pendency of the transaction on the Company’s business relationships, performance, and business generally, (vii) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the post-combination company to grow and manage growth profitability and retain its key employees, (viii) costs related to the business combination, (ix) the outcome of any legal proceedings that may be instituted against the Company or GSD following the announcement of the proposed business combination, (x) the ability to maintain the listing of GSD’s securities on Nasdaq, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities, (xii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which the Company operates, (xiii) the risk that the Company and its current and future collaborators are unable to successfully develop and commercialize the products or services of the Company, or experience significant delays in doing so, including failure to achieve approval of its products or services by applicable federal and state regulators, (xiv) the risk that the Company may never achieve or sustain profitability, (xv) the risk that the Company may need to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all, (xvi) the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations, (xvii) the risk of product liability or regulatory lawsuits or proceedings relating to the products and services of the Company, (xviii) the risk that the Company is unable to secure or protect its intellectual property, (xix) the risk that the securities of the post-combination company will not be approved for listing on Nasdaq or if approved, maintain the listing, and (xx) other risks and uncertainties indicated in the filings that are made from time to time with the Securities and Exchange Commission the Company and GSD (including those under the “Risk Factors” sections therein). The foregoing list of factors is not exhaustive. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company and GSD assume no obligation, and do not intend, to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

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Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Investor Presentation incorporated by reference herein.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DarkPulse, Inc.

Date: March 31, 2023	By:	/s/ Dennis O’Leary
Dennis O’Leary, Chief Executive Officer

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